      THE TENDER OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
                 ON AUGUST 10, 1999, UNLESS OTHERWISE EXTENDED

                             LETTER OF TRANSMITTAL

                  TO ACCOMPANY CERTIFICATES OF COMMON STOCK OF

                      E. I. DU PONT DE NEMOURS AND COMPANY
            TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, DEPOSITARY

           If by mail:                   If by overnight courier:                    If by hand:
   First Chicago Trust Company         First Chicago Trust Company           First Chicago Trust Company
           of New York                         of New York                           of New York
  Attn: Corporate Actions Dept.       Attn: Corporate Actions Dept.          c/o Securities Transfer and
          P.O. Box 2569                   8th Floor, Suite 4680                 Reporting Service Inc.
            Suite 4660                        14 Wall Street                 100 William Street, Galleria
    Jersey City, NJ 07303-2569              New York, NY 10005                    New York, NY 10038

                The Managing Information Agent for the Offer is:
                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
          (212) 269-5550 (Collect) for calls outside the United States
           (800) 755-3105 (Toll-Free) for calls in the United States

    The undersigned acknowledges receipt of the Offer to Purchase dated July 14, 1999 (the "Offer to Purchase") of E. I. du Pont de Nemours and Company, a Delaware corporation ("DuPont" or the "Company"), and this Letter of Transmittal, which together constitute DuPont's offer (the "Offer") to purchase shares of its common stock, par value $0.30 per share (the "Shares") held by Non-U.S. Persons, at a price of $80.76 per Share in cash, without interest, less applicable United States withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase.

    THIS CASH OFFER IS AVAILABLE ONLY TO DUPONT STOCKHOLDERS WHO ARE NON-U.S. PERSONS, AS EXPLAINED ON PAGE 3.

    DUPONT STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THEIR STATUS AS A NON-U.S. PERSON IN ORDER TO DETERMINE THEIR ELIGIBILITY TO PARTICIPATE IN THE OFFER. DUPONT STOCKHOLDERS WHO ARE U.S. PERSONS ARE INELIGIBLE TO PARTICIPATE IN THE OFFER AND SHOULD NOT COMPLETE THIS LETTER OF TRANSMITTAL. IF YOU ARE A U.S. PERSON AND YOU HAVE RECEIVED THIS DOCUMENT, YOU SHOULD CONTACT D.F. KING OR YOUR BROKER OR NOMINEE.

    DUPONT STOCKHOLDERS WHO PARTICIPATE IN THE OFFER WILL BE SUBJECT TO UNITED STATES FEDERAL INCOME TAX WITHHOLDING ON THE GROSS PROCEEDS OF THE OFFER, AS EXPLAINED ON PAGE 16.

    Capitalized terms used but not defined herein have the meanings given to them in the Offer to Purchase.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

    NOTE THAT THIS LETTER OF TRANSMITTAL IS NOT TO BE COMPLETED BY HOLDERS OF CERTIFICATES REPRESENTING NON-U.S. DEPOSITARY RECEIPTS (AS DEFINED ON PAGE 1 IN THE OFFER TO PURCHASE). NON-U.S. DEPOSITARY RECEIPTS WILL NOT BE ACCEPTED FOR PURCHASE BY THE COMPANY IN THE OFFER; ONLY SHARES UNDERLYING SUCH NON-U.S. DEPOSITARY RECEIPTS WILL BE ACCEPTED FOR PURCHASE. OWNERS OF SUCH NON-U.S. DEPOSITARY RECEIPTS SHOULD CONTACT THE RELEVANT NON-U.S. INFORMATION AGENT, THE ISSUER THEREOF OR THEIR BROKER OR OTHER FINANCIAL INTERMEDIARY FOR MORE INFORMATION.

------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF SHARES TENDERED
                                                  (SEE INSTRUCTIONS 2 AND 3)
------------------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES TENDERED
                                                                         (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
                                                                --------------------------------------------------------------
                                                                                          TOTAL NUMBER
                    NAME(S) AND ADDRESS(ES)                                                 OF SHARES             NUMBER
                    OF REGISTERED HOLDER(S)                         CERTIFICATE          REPRESENTED BY          OF SHARES
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))     NUMBER(S)(1)         CERTIFICATE(S)         TENDERED(2)
------------------------------------------------------------------------------------------------------------------------------

                                                                ----------------------------------------------------------

                                                                ----------------------------------------------------------

                                                                ----------------------------------------------------------

                                                                ----------------------------------------------------------

                                                                ----------------------------------------------------------

                                                                ----------------------------------------------------------
                                                                   Total Shares:
------------------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by stockholders tendering Shares by book-entry transfer.
 (2) Unless otherwise indicated, it will be assumed that all Shares represented by each Share certificate delivered to the
     Depositary are being tendered hereby. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------------

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO BOOK-ENTRY TRANSFER FACILITIES WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

     This Letter of Transmittal is to be used only if certificates for shares are to be forwarded herewith to the Depositary, or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") (hereinafter also referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase unless an Agent's Message (as defined in the Offer to purchase) is utilized. This Letter of Transmittal is not to be used in connection with the delivery of Non-U.S. Depositary Receipts to the relevant issuer or affiliate thereof. Persons holding certificates representing Non-U.S. Depositary Receipts and wishing to participate in the Offer should contact the relevant Non-U.S. Information Agent, the issuer thereof or their broker or other financial intermediary for more information.

     Stockholders who cannot deliver their Share certificates and any other required documents to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares using the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.
--------------------------------------------------------------------------------

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

     [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution

     Account No.

     Transaction Code No.

     [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)

     Date of Execution of Notice of Guaranteed Delivery

     Name of Institution that Guaranteed Delivery

     If delivery is by book-entry transfer:

        Name of Tendering Institution

        Account No.  at DTC

        Transaction Code No.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to E. I. du Pont de Nemours and Company the above-described shares of its common stock, par value $0.30 per share (the "Shares"), at a price of $80.76 per Share, in cash, without interest, less applicable U.S. withholding taxes upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal.

     The Offer is available only to DuPont stockholders who are Non-U.S. Persons, as explained on page 1 of the Offer to Purchase. For purposes of the Offer, a "Non-U.S. Person" is any person who is not a U.S. Person. A "U.S. Person" for purposes of this Offer is any person that is:

     - an individual who is a United States citizen or United States resident (for United States federal income tax purposes);

     - a corporation, partnership, limited liability company or other entity created or organized in the United States or under the laws of the United States or of any State within the United States;

     - an estate which is subject to United States income tax on all of its income (regardless of the source of such income); and

     - a trust if (i) a United States court is able to exercise primary supervision over the administration of the trust, and (ii) one or more United States persons have the authority to control all substantial decisions of the trust (including, without limitation, any United States pension trust organized under Section 401(a) of the Internal Revenue Code of 1986, as amended).

DUPONT STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THEIR STATUS AS A NON-U.S. PERSON IN ORDER TO DETERMINE THEIR ELIGIBILITY TO PARTICIPATE IN THE OFFER. PERSONS WHO ARE U.S. PERSONS CANNOT PARTICIPATE IN THE OFFER. All Shares held in DuPont Non-U.S. Stock Ownership Plans (as defined on page 3 of the Offer to Purchase) are deemed to be held by Non-U.S. Persons for purposes of determining eligibility to participate in the Offer. If you are a U.S. Person and you have received this document, you should contact D.F. King or your broker or nominee.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

        (i) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares;

        (ii) present certificates for such Shares for cancellation and transfer on the books of the Company; and

        (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that the undersigned is a Non-U.S. Person (as defined above) for purposes of the Offer.

     The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     The undersigned represents and warrants to the Company that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty to the Company that (i) the undersigned has a net long position in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, (ii) the tender of such Shares complies with Rule 14e-4 and (iii) the undersigned is a Non-U.S. Person. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes on this Letter of Transmittal.

     The undersigned understands that upon the terms and conditions of the Offer, the Company will pay $80.76 per Share in cash, without interest, less applicable U.S. withholding taxes (the "Purchase Price") for Shares held by Non-U.S. Persons validly tendered and not withdrawn pursuant to the Offer, taking into account the number of Shares so tendered. The undersigned understands that all Shares validly tendered and not withdrawn will be purchased at the Purchase Price upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares, including Shares not purchased because of proration.

     The undersigned recognizes that, under circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased because of proration, in the name(s) of the undersigned. The undersigned acknowledges that, unless local law requires otherwise, all Shares not tendered or not purchased because of proration will be returned by book-entry credit to the appropriate account maintained by the tendering stockholder (or, in the case of a stockholder tendering certificates or a stockholder who indicates under "Special Payment Instructions" that shares should be issued to someone other than such stockholder, established by the Depositary for the benefit of such stockholder or such other person indicated, as the case may be) at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and confirmation of any Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail such check and confirmation of any such Shares not tendered or not purchased to the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

IMPORTANT:  THIS LETTER OF TRANSMITTAL, OR A MANUALLY SIGNED FACSIMILE COPY
            HEREOF, (TOGETHER WITH SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

     This Letter of Transmittal is to be used if (1) certificate(s) representing Shares are to be forwarded along with this letter to the Depositary, (2) tenders are to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company unless an Agent's Message is utilized, or (3) guaranteed delivery procedures are being used, according to the procedures set forth in the Offer to Purchase under "Section 3. Procedure for Tendering Shares - Guaranteed Delivery." Delivery of documents to The Depository Trust Company does not constitute delivery to the Depositary.

     THIS LETTER OF TRANSMITTAL IS TO BE COMPLETED ONLY BY NON-U.S. PERSONS. PERSONS WHO ARE U.S. PERSONS, CANNOT PARTICIPATE IN THE OFFER. ALL SHARES HELD IN DUPONT NON-U.S. STOCK OWNERSHIP PLANS (AS DEFINED ON PAGE 3 OF THE OFFER TO PURCHASE) ARE DEEMED TO BE HELD BY NON-U.S. PERSONS FOR PURPOSES OF DETERMINING ELIGIBILITY TO PARTICIPATE IN THE OFFER.

     Your broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to D.F. King & Co., Inc. (the "Managing Information Agent") at (212) 269-5550 (collect) outside of the United States or at (800) 755-3105 (toll free) in the United States. See Instruction 12.

     This Letter of Transmittal is not to be used in connection with the delivery of Non-U.S. Depositary Receipts, which may not be tendered directly to the Depositary. Owners of Non-U.S. Depositary Receipts should contact the relevant Non-U.S. Information Agent, the issuer thereof or their broker or other financial intermediary for more information.

I.  TENDER OF CERTIFICATED SHARES ISSUED IN YOUR NAME.

     If you are tendering Shares pursuant to this Section I, you must also complete Section IV.

A. CERTIFICATED SHARES -- Complete this Section I.A. if you wish to tender certificated shares issued in your name.

BY COMPLETING THIS SECTION I.A., SIGNING THIS LETTER OF TRANSMITTAL AND DELIVERING THIS LETTER OF TRANSMITTAL AND THE CERTIFICATE(S) FOR DUPONT COMMON STOCK TO THE DEPOSITARY, YOU WILL BE DEEMED TO HAVE TENDERED THE SHARES OF DUPONT COMMON STOCK INDICATED BELOW.

     If you wish to tender your Shares but they are not immediately available or you cannot deliver your Shares and all other documents required hereby to the Depositary on or before the Expiration Date, you must tender your Shares according to the guaranteed delivery procedures set forth in the Offer to Purchase under "Section 3. Procedure for Tendering Shares -- Guaranteed Delivery." See Instruction 2.

[ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING TENDERED SHARES ARE ENCLOSED WITH THIS LETTER OF TRANSMITTAL.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SUBMITTED AND COMPLETE THE FOLLOWING:

    Name(s) of registered holder(s):

    Date of execution of notice of guaranteed delivery:

    Name of institution that guaranteed delivery:

--------------------------------------------------------------------------------

     B. DIVIDEND REINVESTMENT PLAN SHARES -- Complete this Section I.B. if you wish to tender shares held in DuPont's Dividend Reinvestment Plan (the "Dividend Reinvestment Plan").

BY COMPLETING THIS SECTION I.B. AND SIGNING AND DELIVERING THIS LETTER OF TRANSMITTAL TO THE DEPOSITARY YOU WILL BE DEEMED TO HAVE TENDERED THE SHARES INDICATED BELOW.

        [ ] CHECK HERE IF YOU ARE A PARTICIPANT IN THE DIVIDEND REINVESTMENT
            PLAN AND WISH TO TENDER SHARES HELD IN YOUR ACCOUNT UNDER THE DIVIDEND REINVESTMENT PLAN AND COMPLETE THE FOLLOWING:

        [ ] Tender all Dividend Reinvestment Plan Shares; or

        [ ] Number of Whole (and Fractional) Shares Tendered From Dividend
            Reinvestment Plan (if less than all):____________.

        A tender of all Dividend Reinvestment Plan Shares will include fractional shares and any Shares credited to the participant's account after the date hereof and prior to the Expiration Date.

        IF THE PARTICIPANT AUTHORIZES THE TENDER OF HIS OR HER DIVIDEND REINVESTMENT PLAN SHARES, BUT DOES NOT INDICATE THE NUMBER OF SHARES TO BE TENDERED, THE PARTICIPANT WILL BE DEEMED TO HAVE TENDERED ALL DIVIDEND REINVESTMENT PLAN SHARES OWNED BY SUCH PARTICIPANT, PURSUANT TO THE DIVIDEND REINVESTMENT PLAN. SEE INSTRUCTION 5.

     C. ODD-LOT SHARES -- Complete this Section I.C. if you hold fewer than 100 Shares and wish to tender all such Shares.

         [ ] CHECK HERE IF (1) YOU ARE THE OWNER BENEFICIALLY AND OF RECORD OF LESS THAN 100 SHARES IN THE AGGREGATE AS OF JULY 7, 1999 AND (2) YOU WISH TO TENDER ALL YOUR SHARES.

         If you are the owner, beneficially and of record, of less than 100 Shares (an "Odd-Lot") and you tender all of your Shares, you will receive preferential treatment if the Offer is oversubscribed. Shares you hold in a DuPont Non-U.S. Stock Ownership Plan (as defined on page 3 of the Offer to Purchase) are not eligible for this preferential treatment. However, Shares you hold in a Blueprint account at Merrill Lynch are eligible for this preferential treatment. If your Odd-Lot Shares are held by a broker for your account, you should contact the broker and request the preferential treatment. See Instruction 9.

II.  SPECIAL PAYMENT INSTRUCTIONS -- Complete this Section II ONLY if you want
(1) payment of the Purchase Price issued to someone other than the stockholder, and/or (2) Shares not tendered or tendered but not accepted for purchase to be issued in the name of someone other than the stockholder.

Note: If this Section is completed, the signature in Section IV must be guaranteed by an Eligible Institution.

                          SPECIAL PAYMENT INSTRUCTIONS
                              (SEE INSTRUCTION 8)

        To be completed ONLY if (1) payment of the Purchase Price is to be issued to someone other than the undersigned, and/or (2) Shares not accepted for purchase, if any, are to be ISSUED in the name of someone other than the undersigned.

   Issue Shares to:

   Name(s):
           ---------------------------------------------------------------------
                  (PLEASE PRINT)

   Address:

   ----------------------------------------------------------   ----------------
                                                                     ZIP CODE

   ----------------------------------------------------------
                 EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NO.

                       (ALSO COMPLETE FORM W-8 ON PAGE 9)

III. SPECIAL DELIVERY INSTRUCTIONS -- Complete this Section III ONLY if you want payment of the Purchase Price and/or confirmation of Shares to be mailed to an address other than the one shown in the box entitled "Description of Shares Tendered" or in Section II above.

                         SPECIAL DELIVERY INSTRUCTIONS

                              (SEE INSTRUCTION 8)

        To be completed ONLY if (1) payment of the Purchase Price and/or (2) confirmation of Shares not tendered or tendered but not accepted for purchase, if any, are to be MAILED to someone other than the undersigned, or to the undersigned at an address other than that shown in the box entitled "Description of Shares Tendered" or in Section II above, as applicable.

   Mail:

   check appropriate box(es):

   [ ] Purchase Price of Shares accepted for purchase to:

   [ ] Confirmation of Share(s) Not Tendered to:

   [ ] Confirmation of Share(s) Not Accepted to:

   Name(s):
           ---------------------------------------------------------------------
                  (PLEASE PRINT)

   Address:

   ----------------------------------------------------------   ----------------
                                                                     ZIP CODE

IV. SIGNATURE -- Complete this Section IV if you are tendering Shares and you completed Sections I.A., I.B. or I.C.

                    NOTE:  SIGNATURES MUST BE PROVIDED BELOW

                                   IMPORTANT
                  ALL TENDERING STOCKHOLDERS PLEASE SIGN HERE
                 (PLEASE ALSO COMPLETE THE FORM W-8 ON PAGE 9)
                         (SEE INSTRUCTIONS 1, 2 AND 6)

BY SIGNING BELOW, (i) I AM CERTIFYING THAT I AM A NON-U.S. PERSON AS DEFINED ABOVE AND ON PAGE 1 OF THE OFFER TO PURCHASE AND THAT I AM ELIGIBLE TO PARTICIPATE IN THIS OFFER, AND (ii) IF I AM TENDERING SHARES ON BEHALF OF A BENEFICIAL OWNER, TO THE BEST OF MY KNOWLEDGE, SUCH PERSON IS A NON-U.S. PERSON, AS SO DEFINED, AND ELIGIBLE TO PARTICIPATE IN THIS OFFER.

X
 -------------------------------------------------------------------------------
X
 -------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNERS(S))

Dated:
--------------------------- , 1999

(Must be signed by the registered holder(s) of Shares as their name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal.)

If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title. (See Instruction 6.)

Name(s):
        ------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity:
         -----------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                                                        ZIP CODE
Country Code and Daytime Telephone No.:
                                       -----------------------------------------

                              SIGNATURE GUARANTEE
                  (IF REQUIRED -- SEE INSTRUCTIONS 1, 2 AND 6)

                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.
Signature(s) Guaranteed by an Eligible Institution:
                                                   -----------------------------
                                                     (AUTHORIZED SIGNATURE)
Name:
     ---------------------------------------------------------------------------
                                    (PLEASE PRINT)
Title:
      --------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                                                        ZIP CODE
Country Code and Daytime Telephone No.:
                                       -----------------------------------------
Dated:             , 1999

     All tendering stockholders must complete the following Form W-8. If a person other the tendering stockholder has been named in Section II, such other person, rather than the person tendering the Shares, must complete the following Form W-8.


Form W-8
(Rev. November 1992)
Department of the
Treasury                CERTIFICATE OF FOREIGN STATUS
Internal Revenue
Service
------------------------------------------------------------------------------------

            NAME OF OWNER (if joint account, also give joint owner's      U.S. TAXPAYER IDENTIFICATION NUMBER
            name.) (See SPECIFIC INSTRUCTIONS.)                           (if any)
            ---------------------------------------------------------------------------------------------------

PLEASE      PERMANENT ADDRESS (See SPECIFIC INSTRUCTIONS.) (Include apt.
PRINT       or suite no.)
OR TYPE
            ------------------------------------------------------------
            City, province or state, postal code, and country
            ------------------------------------------------------------
            CURRENT MAILING ADDRESS, if different from permanent address
            (Include apt. or suite no., or P.O. box if mail is not
            delivered to street address.)
            ------------------------------------------------------------
            City, town or post office, state and ZIP code (If foreign
            address, enter city, province or state, postal code, and
            country.)
------------------------------------------------------------------------

List account information       Account number             Account type               Account number
here (Optional, see
SPECIFIC INSTRUCTIONS.)
                     [ARROW]

--------------------------------------------------------------------------------

NOTICE OF CHANGE IN STATUS. -- To notify the payer, mortgage interest recipient, broker, or barter exchange that you no
longer qualify for exemption, check here.................... [ARROW]  [ ]
IF YOU CHECK THIS BOX, REPORTING WILL BEGIN ON THE
  ACCOUNT(S) LISTED.
-------------------------------------------------------------------------

PLEASE      CERTIFICATION. -- (Check applicable box(es)). Under
SIGN        penalties of perjury, I certify that:
HERE        [ ] For INTEREST PAYMENTS, I am not a U.S. citizen or
            resident (or I am filing for a foreign corporation,
                partnership, estate, or trust).
            [ ] For DIVIDENDS, I am not a U.S. citizen or resident (or I am filing for a foreign, corporation, partnership, estate, or trust)
            [ ] For BROKER TRANSACTIONS or BARTER EXCHANGES, I am an
            exempt foreign person as defined in the instructions below.
            ------------------------------------------------------------
            ------------------------------------------------------------
                 Signature                                      Date
            [ARROW]
------------------------------------------------------------------------

GENERAL INSTRUCTIONS
(Section references are to the Internal
Revenue Code unless otherwise noted).

PURPOSE

Use Form W-8 or a substitute form containing a substantially similar statement to tell the payer, mortgage interest recipient, middleman, broker, or barter exchange that you are a nonresident alien individual, foreign entity, or exempt foreign person not subject to certain U.S. information return reporting or backup withholding rules.

CAUTION: Form W-8 does not exempt the payee from the 30% (or lower treaty) nonresident withholding rates.

NONRESIDENT ALIEN INDIVIDUAL

For income tax purposes, "nonresident alien individual" means an individual who is neither a U.S. citizen nor resident. Generally, an alien is considered to be a U.S. resident if:
 -- The individual was a lawful permanent resident of the United States at any time during the calendar year, that is, the alien held an immigrant visa (a "green card"), or
 --  The individual was physically present in the United States on:
  (1) at least 31 days during the calendar year, and
  (2) 183 days or more during the current year and the 2 preceding calendar years (counting all the days of physical presence in the current year, one-third the number of days of presence in the first preceding year, and only one-sixth of the number of days in the second preceding year).

  See PUB. 519, U.S. Tax Guide for Aliens, for more information on resident and nonresident alien status.

NOTE: If you are a nonresident alien individual married to a U.S. citizen or resident and have made an election under section 6013(g) or (h), you are treated as a U.S. resident and MAY NOT use Form W-8.

EXEMPT FOREIGN PERSON

For purposes of this form, you are an "exempt foreign person" for a calendar year in which:
  1. You are a nonresident alien individual or a foreign corporation, partnership, estate, or trust,
  2. You are an individual who has not been, and plans not to be, present in the United States for a total of 183 days or more during the calendar year, and
  3. You are neither engaged, nor plan to be engaged during the year, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.
  If you do not meet the requirements of 2 or 3 above, you may instead certify on FORM 1001, Ownership, Exemption, or Reduced Rate Certificate, that your country has a tax treaty with the United States that exempts your transactions from U.S. tax.

FILING INSTRUCTIONS

WHEN TO FILE.-- File Form W-8 or substitute form before a payment is made. Otherwise, the payer may have to withhold and send part of the payment to the Internal Revenue Service (see BACKUP WITHHOLDING below). This certificate generally remains in effect for three calendar years. However, the payer may require you to file a new certificate each time a payment is made to you. WHERE TO FILE.-- File this form with the payer of the qualifying income who is the withholding agent (see WITHHOLDING AGENT on page 2). Keep a copy for your own records.

BACKUP WITHHOLDING

A U.S. taxpayer identification number or Form W-8 or substitute form must be given to the payers of certain income. If a taxpayer identification number or Form W-8 or substitute form is not provided or the wrong taxpayer identification number is provided, these payers may have to withhold 20% of each payment or transaction. This is called backup withholding.
NOTE: On January 1, 1993, the backup withholding rate increases from 20% to 31%.
  Reportable payments subject to backup withholding rules are:
 --  Interest payments under section 6049(a).
 --  Dividend payments under sections 6042(a) and 6044.
- Other payments (i.e., royalties and payments from brokers and barter exchanges) under sections 6041, 6041A(a), 6045, 6050A, and 6050N.

  If backup withholding occurs, an exempt foreign person who is a nonresident alien individual may get a refund by filing FORM 1040NR, U.S. Nonresident Alien Income Tax Return, with the Internal Revenue Service Center, Philadelphia, PA 19255, even if filing the return is not otherwise required.

                                                            (Continued on back.)
--------------------------------------------------------------------------------
                                Cat. No. 10230M            Form W-8 (Rev. 11-92)

Form W-8 (Rev. 11-92)                                                     Page 2
--------------------------------------------------------------------------------

U.S. TAXPAYER IDENTIFICATION
NUMBER

The Internal Revenue law requires that certain income be reported to the Internal Revenue Service using a U.S. taxpayer identification number (TIN). This number can be a social security number assigned to individuals by the Social Security Administration or an employer identification number assigned to businesses and other entities by the Internal Revenue Service.

  Payments to account holders who are foreign persons (nonresident alien individuals, foreign corporations, partnerships, estates, or trusts) generally are not subject to U.S. reporting requirements. Also, foreign persons are not generally required to have a TIN, nor are they subject to any backup withholding because they do not furnish a TIN to a payer or broker.

  However, foreign persons with income effectively connected with a trade or business in the United States (income subject to regular (graduated) income tax), must have a TIN. To apply for a TIN, use FORM SS-4, Application for Employer Identification Number, available from local Internal Revenue Service offices, or FORM SS-5, Application for a Social Security Card, available from local Social Security Administration offices.

SPECIAL RULES

MORTGAGE INTEREST.-- For purposes of the reporting rules, mortgage interest is interest paid on a mortgage to a person engaged in a trade or business originating mortgages in the course of that trade or business. A mortgage interest recipient is one who receives interest on a mortgage that was acquired in the course of a trade or business.

  Mortgage interest is not subject to backup withholding rules, but is subject to reporting requirements under section 6050H. Generally, however, the reporting requirements do not apply if the payer of record is a nonresident alien individual who pays interest on a mortgage not secured by real property in the United States. Use Form W-8 or substitute form to notify the mortgage interest recipient that the payer is a nonresident alien individual.

PORTFOLIO INTEREST.-- Generally, portfolio interest paid to a nonresident alien individual or foreign partnership, estate, or trust is not subject to backup withholding rules. However, if interest is paid on portfolio investments to a beneficial owner that is neither a financial institution nor a member of a clearing organization, Form W-8 or substitute form is required.

  REGISTERED OBLIGATIONS NOT TARGETED TO FOREIGN MARKETS qualify as portfolio interest not subject to 30% withholding, but require the filing of Form W-8 or substitute form. See INSTRUCTIONS TO WITHHOLDING AGENTS on this page for reporting rules.

  See PUB. 515, Withholding of Tax on Nonresident Aliens and Foreign Corporations, for REGISTERED OBLIGATIONS TARGETED TO FOREIGN MARKETS and when form W-8 or substitute form is not required on these payments.

  BEARER OBLIGATIONS.-- The interest from bearer obligations targeted to foreign markets is treated as portfolio interest and is not subject to 30% withholding. Form W-8 or substitute form is not required.

DIVIDENDS.-- Any distribution or payment of dividends by a U.S. corporation sent to a foreign address is subject to the 30% (or lower treaty) withholding rate, but is not subject to backup withholding. Also, there is no backup withholding on dividend payments made to a foreign person by a foreign corporation. However, the 30% withholding (or lower treaty) rate applies to dividend payments made to a foreign person by a foreign corporation if:

 -- 25% or more of the foreign corporation's gross income for the three preceding taxable years was effectively connected with a U.S. trade or business, and

 -- The corporation was not subject to the branch profits tax because of an income tax treaty (see section 884(e)).

  If a foreign corporation makes payments to another foreign corporation, the recipient must be a qualified resident of its country of residence to benefit from that country's tax treaty.

BROKER OR BARTER EXCHANGES.-- Income from transactions with a broker or barter exchanges is subject to reporting rules and backup withholding unless Form W-8 or substitute form is filed to notify the broker or barter exchange that you are an exempt foreign person as defined on page 1.

SPECIFIC INSTRUCTIONS

NAME OF OWNER.-- If Form W-8 is being filed for portfolio interest, enter the name of the beneficial owner.

U.S. TAXPAYER IDENTIFICATION NUMBER.-- If you have a U.S. taxpayer identification number, enter your number in this space (see the discussion earlier).

PERMANENT ADDRESS.-- Enter your complete address in the country where you reside permanently for income tax purposes.

IF YOU ARE:              SHOW THE
                         ADDRESS OF:
An individual            Your permanent
                         residence
A partnership            Principal office
or corporation
An estate or             Permanent residence
trust                    or principal office
                         of any fiduciary

  Also show your current mailing address if it differs from your permanent address.

ACCOUNT INFORMATION (OPTIONAL).-- If you have MORE THAN ONE ACCOUNT (savings, certificate of deposit, pension, IRA, etc.) with the same payer, list all account numbers and types on one Form W-8 or substitute form unless your payer requires you to file a separate certificate for each account.

  If you have MORE THAN ONE PAYER, file a separate Form W-8 with each payer.

  If each owner of a joint account is a foreign person, EACH should sign a separate Form W-8.

NOTICE OF CHANGE IN STATUS.-- If you become a U.S. citizen or resident after you have filed Form W-8 or substitute form, or you cease to be an exempt foreign person, you must notify the payer in writing within 30 days of your change in status.

  To notify the payer, you may check the box in the space provided on this form or use the method prescribed by the payer.

  Reporting will then begin on the account(s) listed and backup withholding may also begin unless you certify to the payer that:

  (1) The US. taxpayer identification number you have given is correct, AND

  (2) The Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain income.

  You may use FORM W-9, Request for Taxpayer Identification Number and Certification, to make these certifications.

  If an account is no longer active, you do not have to notify a payer of your change in status unless you also have another account with the same payer that is still active.

FALSE CERTIFICATE.-- If you file a false certificate when you are not entitled to the exemption from withholding or reporting, you may be subject to fines and/or imprisonment under U.S. perjury laws.

INSTRUCTIONS TO WITHHOLDING AGENTS

WITHHOLDING AGENT.-- Generally, the person responsible for payment of the items discussed above to a nonresident alien individual or foreign entity is the withholding agent (see Pub. 515).

RETENTION OF STATEMENT.-- Keep Form W-8 or substitute form in your records for at least four years following the end of the last calendar year during which the payment is paid or collected.

PORTFOLIO INTEREST.-- Although registered obligations NOT targeted for foreign markets are not subject to 30% withholding, you must file FORM 1042S, Foreign Person's U.S. Source Income Subject to Withholding, to report the interest payment. Both Form 1042S and a copy of Form W-8 or substitute form must be attached to FORM 1042, Annual Withholding Tax Return for U.S. Source Income of Foreign Persons.

     V. TENDER OF SHARES HELD BY A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY, CUSTODIAN BANK, EMPLOYEE BENEFIT PLAN SPONSORED BY DUPONT (OR A SUBSIDIARY) OR OTHER NOMINEE.

     If your Shares are held in an account with a broker, dealer, commercial bank, trust company, employee benefit plans sponsored by DuPont (or a subsidiary) or other nominee and you wish to tender all or part of those Shares, do not return this Letter of Transmittal to the Depositary. This Letter of Transmittal is being supplied for your information only. The institution holding your Shares will supply you with separate instructions regarding the tender of your Shares. If you have not received instructions regarding the tender of your Shares, please contact a representative of the institution holding your Shares.

     ONLY BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, CUSTODIAN BANKS, TRUSTEES OF EMPLOYEE BENEFIT PLANS BASED OUTSIDE OF THE UNITED STATES SPONSORED BY DUPONT (OR A SUBSIDIARY) AND OTHER NOMINEES SHOULD COMPLETE THIS SECTION V. IF ANY OF SUCH ENTITIES HAVE CLIENTS WHO OWN NON-U.S. DEPOSITARY RECEIPTS AND WISH TO PARTICIPATE IN THE OFFER, SUCH ENTITIES SHOULD NOT COMPLETE THIS LETTER OF TRANSMITTAL BUT SHOULD INSTEAD DELIVER SUCH SECURITIES PURSUANT TO THE INSTRUCTIONS OF THE ISSUER THEREOF.

     A. BOOK-ENTRY TRANSFER SHARES -- COMPLETE THIS SECTION V.A. IF YOU WISH TO TENDER SHARES HELD BY THE DEPOSITORY TRUST COMPANY.

         [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

              Name of Tendering Institution:
              The Depository Trust Company Account Number:
              Transaction Code Number:

         [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SUBMITTED AND COMPLETE THE FOLLOWING:

              Date of Execution of Notice of Guaranteed
              Delivery:____________,1999
              Name of Institution that Guaranteed Delivery:

     B. ODD-LOT SHARES -- Complete this Section V.B. if you wish to tender on behalf of an owner of an Odd-Lot.

       If delivered by Book-Entry Transfer. The Depository Trust
         Company Account Number:____________

         [ ] CHECK HERE IF (1) YOU ARE TENDERING ON BEHALF OF THE OWNER BENEFICIALLY AND OF RECORD OF AN ODD-LOT, (2) YOU BELIEVE, BASED UPON REPRESENTATIONS MADE TO YOU BY SUCH OWNER, THAT SUCH OWNER OWNED BENEFICIALLY AND OF RECORD LESS THAN 100 SHARES IN THE AGGREGATE AS OF JULY 7, 1999, AND (3) SUCH OWNER WISHES TO TENDER ALL HIS OR HER SHARES.

    If you are the owner, beneficially and of record, of an Odd-Lot and you tender all your Shares, you will receive preferential treatment if the Offer is oversubscribed. Shares you hold in a DuPont Non-U.S. Stock Ownership Plan are not eligible for this preferential treatment. However, Shares you hold in a

    Blueprint account at Merrill Lynch are eligible for this preferential treatment. If your Odd-Lot Shares are held by a broker for your account, you should contact the broker and request the preferential treatment. See Instruction 9.

     VI.  TENDER OF SHARES SUBJECT TO STOCK TRANSFER TAXES -- Complete this
Section VI. if the tender of your Shares is subject to Belgian or Swiss transactional taxes.

     [ ] CHECK HERE IF THE TENDER OF YOUR SHARES IS SUBJECT TO BELGIAN TRANSACTIONAL TAXES.

     [ ] CHECK HERE IF THE TENDER OF YOUR SHARES IS SUBJECT TO SWISS TRANSACTIONAL TAXES.

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a recognized member of an Eligible Institution (as defined in the Offer to Purchase), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" on this Letter of Transmittal, or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used by Stockholders who are Non-U.S. Persons and either if Share certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase unless an Agent's Message is utilized. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. This Letter of Transmittal should not be used in connection with the delivery of Non-U.S. Depositary Receipts; Non-U.S. Depositary Receipts may not be tendered to First Chicago Trust Company of New York.

     Stockholders whose Share certificates are not immediately available, who cannot deliver their Shares and all other required documents to the Depositary or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date, and (iii) the certificates for all physically delivered Shares in proper form for transfer and delivery, or a confirmation of a book-entry transfer into the account of the Depositary at the Book-Entry Transfer Facility of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in
Section 3 of the Offer to Purchase. The procedures described above with respect to guaranteed delivery of Non-U.S. Depositary Receipts do not apply because Non-U.S. Depositary Receipts may not be tendered directly to the Depositary.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The Offer is available only to DuPont stockholders who are Non-U.S. Persons, as explained on page 1 of the Offer to Purchase. For purposes of the Offer, a "Non-U.S. Person" is any person who is not a U.S. Person. A "U.S. Person" for purposes of this Offer is any person that is:

     - an individual who is a United States citizen or United States resident (for United States federal income tax purposes);

     - a corporation, partnership, limited liability company or other entity created or organized in the United States or under the laws of the United States or of any State within the United States;

     - an estate which is subject to United States income tax on all of its income (regardless of the source of such income); and

     - a trust if (i) a United States court is able to exercise primary supervision over the administration of the trust, and (ii) one or more United States persons have the authority to control all substantial decisions of the trust (including, without limitation, any United States pension trust organized under Section 401(a) of the Internal Revenue Code of 1986, as amended).

     DUPONT STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THEIR STATUS AS A NON-U.S. PERSON IN ORDER TO DETERMINE THEIR ELIGIBILITY TO PARTICIPATE IN THE OFFER. PERSONS WHO ARE U.S. PERSONS CANNOT PARTICIPATE IN THE OFFER. All Shares held in DuPont Non-U.S. Stock Ownership Plans (as defined on page 3 of the Offer to Purchase) are deemed to be held by Non-U.S. Persons for purposes of determining eligibility to participate in the Offer. If you are a U.S. Person and you have received this document contact D.F. King or your broker. No alternative or contingent tenders will be accepted. By executing this Letter of Transmittal (or a manually signed facsimile copy thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     DuPont reserves the right to request any additional information from any record or beneficial owner of DuPont shares that DuPont in its sole discretion determines to so request including with respect to the tax status of any such person or of its partners, stockholders, beneficiaries, principals or participants or the tax impact to DuPont of such person tendering DuPont shares or the applicability of transfer taxes to such person's participation in the Offer.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." Unless local law requires otherwise, Shares not tendered will be returned by book-entry credit to the appropriate account established by the Depositary for the tendering stockholder's benefit (or the benefit of the person indicated in the "Special Payment Instructions" or "Special Delivery Instruction" Section of this Letter of Transmittal), if applicable at the Book-Entry Transfer Facility. Note that a new certificate for the remainder of the Shares not tendered will not be sent to the person(s) signing this Letter of Transmittal (nor to anyone otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" sections of this Letter of Transmittal), except where local law requires otherwise. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. Any stockholder whose untendered shares are returned by book-entry credit has the right to request physical certificates with respect to such Shares pursuant to instructions contained in a statement mailed to such stockholder following the Offer. An owner of Non-U.S. Depository Receipts reading this Letter of Transmittal for informational purposes should consult the relevant Non-U.S. Information Agent or the issuer thereof with respect to the return of certificates in the event of a partial tender of Shares.

     5. PARTICIPANTS IN THE DIVIDEND REINVESTMENT PLAN OF DUPONT. If a tendering stockholder desires to tender Shares credited to the stockholder's account under DuPont's Dividend Reinvestment Plan, Section I.B. of this Letter of Transmittal should be completed. If a stockholder authorizes a tender of Shares held in the Dividend Reinvestment Plan, all such Shares credited to such stockholder's account(s), including fractional Shares, will be tendered, unless otherwise specified in the appropriate space in Section I.B. In the event that
Section I.B. is not completed, no Shares held in the tendering stockholder's account will be tendered.

     PARTICIPANTS IN A DUPONT NON-U.S. STOCK OWNERSHIP PLAN OR A BLUEPRINT BROKERAGE ACCOUNT AT MERRILL LYNCH MAY NOT USE THIS LETTER OF

TRANSMITTAL TO DIRECT THE TENDER OF SHARES, BUT MUST FOLLOW THE SEPARATE ELECTION INSTRUCTIONS SENT TO THEM.

     6. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually signed facsimile copies thereof) as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     7. STOCK TRANSFER TAXES. The Company will pay or cause to be paid any U.S. stock transfer taxes, and Belgian and Swiss transactional taxes, with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any U.S. stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. The Company will not pay Belgian and Swiss transactional taxes unless stockholders using this Letter of Transmittal complete Section VI. See Section 5 of the Offer to Purchase. Except as provided in this Instruction 7, it will not be necessary to affix transfer tax stamps to the certificates representing Shares tendered hereby.

     8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Purchase Price of any Shares tendered hereby is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any confirmation for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the sections captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Note that all stockholders tendering Shares will have Shares not accepted for payment returned by crediting the account maintained by such stockholder (or established by the Depositary for the benefit of such stockholder or such other person indicated in the "Special Payment Instructions" section of this Letter of Transmittal) at the Book-Entry

Transfer Facility, unless local law requires otherwise. Any stockholder whose tendered Shares are not accepted for payment and returned by book entry credit has the right to request a physical certificate with respect to such Shares pursuant to instructions contained in statement mailed to such stockholder following the Offer. See Section 3 in the Offer to Purchase.

     9. ODD-LOTS. As described in the Offer to Purchase, if fewer than all Shares tendered on or prior to the Expiration Date are to be purchased by the Company, the Shares purchased first will consist of all Shares validly tendered by any stockholder who owned beneficially and of record as of July 7, 1999 an aggregate of less than 100 Shares (an "Odd-Lot") and who tendered all of such Shares. If the Offer is completed, all Odd-Lot Shares will be accepted for purchase and will not be subject to proration (except as provided below). This preference will not be available unless Section I.C. or V.B. of this Letter of Transmittal and the Notice of Guaranteed Delivery, if applicable, is completed. Shares held in a DuPont Non-U.S. Stock Ownership Plan are not eligible for this preferential treatment. However, Shares held in a Blueprint account at Merrill Lynch are eligible for this preferential treatment. Stockholders whose Odd-Lot Shares are held by a broker for their account are requested to contact the broker directly to request this preferential treatment. The foregoing preference with respect to owners of Odd-Lots also applies to owners of Non-U.S. Depositary Receipts representing Odd-Lots, although owners of Non-U.S. Depositary Receipts should not use this Letter of Transmittal but instead must follow relevant instructions of the issuer of such securities in order to participate in the Offer.

     10. WITHHOLDING ON AMOUNTS PAYABLE TO NON-U.S. PERSONS. Tendering stockholders, including participating owners of Non-U.S. Depositary Receipts, will be subject to U.S. federal income tax withholding equal to 30% of the gross proceeds payable unless a reduced rate of withholding is available pursuant to a tax treaty or an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-U.S. Person must deliver to the Depositary or such stockholder's broker or bank prior to the payment date a properly completed and executed IRS Form 1001 or other applicable form which may, in certain circumstances, consist of a properly completed and executed IRS Form W-8 which includes such Non-U.S. Person's address. Stockholders are urged to consult the Depositary or such stockholder's broker or bank to determine whether such stockholder has previously delivered a valid properly completed and executed IRS Form 1001 or other applicable form and, if not, to determine which form to file. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-U.S. Person must deliver to the Depositary or such stockholder's broker or bank prior to the payment date a properly completed and executed IRS Form 4224 or other applicable form. A Non-U.S. Person may be eligible to obtain a refund from the IRS of all or a portion of any tax withheld if such stockholder satisfies one or more of the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" tests described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Non-U.S. Persons are urged to consult their tax advisors regarding the application of U.S. federal income tax withholding to the Offer, including their eligibility for a withholding tax reduction or exemption, their eligibility to obtain a refund of tax withheld and the procedures for obtaining such refund.

     11. U.S. FEDERAL INCOME TAX BACKUP WITHHOLDING. If the tendering stockholder, including a participating owner of Non-U.S. Depositary Receipts, is not subject to the withholding described above in Instruction 10 and such stockholder fails to complete fully, sign and return to the Depositary or such stockholder's broker or bank the IRS Form W-8 Certificate of Foreign Status included with the Letter of Transmittal, then such stockholder may be subject to required U.S. federal income tax backup withholding of 31% of the gross proceeds paid to such stockholder pursuant to the Offer. Most Non-U.S. Persons will not be subject to backup withholding because they will be subject to the withholding described above. Each tendering stockholder who is exempt from backup withholding should complete and sign the IRS Form W-8 Certificate of Foreign Status included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes that the stockholder is not subject to backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against the U.S. federal income tax liability of the stockholder subject to backup withholding.

     12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Managing Information Agent at its telephone number and address listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Managing Information Agent or the relevant Non-U.S. Information Agent, and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank, trust company, custodian bank or other nominee for documents relating to, or assistance concerning, the Offer.

     13. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares or any particular stockholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the Depositary, the Information Agents or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED FORM W-8 WITH THEIR LETTER OF TRANSMITTAL. NOTE THAT THIS LETTER OF TRANSMITTAL IS NOT TO BE USED IN CONNECTION WITH THE DELIVERY OF NON-U.S. DEPOSITARY RECEIPTS TO THE ISSUER OR AN AFFILIATE THEREOF.

     Questions relating to the procedure for tendering and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to D.F. King & Co., Inc. at the following address and telephone number.

                The Managing Information Agent for the Offer is:
                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
          (212) 269-5550 (Collect) for calls outside the United States
           (800) 755-3105 (Toll-Free) for calls in the United States

                The Managing Information Agent for the Offer is:
                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
          (212) 269-5550 (Collect) for calls outside the United States
           (800) 755-3105 (Toll-Free) for calls in the United States

               The Non-U.S. Information Agents for the Offer Are:

DEUTSCHE BANK AG                        CREDIT SUISSE FIRST BOSTON             BELGIAN OVERSEAS ISSUING CORPORATION
U+I/Emissionsfolgegeschaefte            Equity Capital Markets Switzerland     Avenue Marnix 24
Taunusanlage 12                         T BSC                                  1000 Brussels, Belgium
D-60262 Frankfurt am Main, Germany      P.O. Box 900                           Call +32-2-547-2725
Call +49-69-910-35274                   CH-8070 Zurich, Switzerland
                                        Call +41-1-333-61-65

  ADMINISTRATIEKANTOOR VOOR HANDEL EN NIJVERHEID B.V.       PARIBAS
  Single 540, 1017 AZ                                       3 Rue D'Antin
  Amsterdam, The Netherlands                                75002 Paris, France
  Call +31-20-551-6770                                      Call +33-1-4298-1488